MANNING & NAPIER FUND, INC.

Supplement dated September 28, 2011 to all of the Prospectuses and

Statements of Additional Information (“SAIs”) of the Manning & Napier Fund, Inc.

(the “Fund”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

Manning & Napier Advisors, Inc., the investment advisor to the Fund and each of its portfolios (each, a “Series”), is undergoing a restructuring that will result in a newly formed Delaware limited liability company to be called Manning & Napier Advisors, LLC. On or about October 1, 2011, Manning & Napier Advisors, LLC will assume the same roles and responsibilities as Manning & Napier Advisors, Inc. currently has with respect to the Fund and each of its Series. This change will not affect the portfolio management teams or investment strategies of any of the Series of the Fund.

Accordingly, all references to Manning & Napier Advisors, Inc. in the Fund Prospectuses and SAIs are hereby deleted and replaced by Manning & Napier Advisors, LLC, to be effective on the date of the corporate restructuring, which is expected to be on or about October 1, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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